UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    April 30

Date of reporting period:    April 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended April 30, 2023. The total returns for the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended April 30, 2023	Year Ended April 30, 2023
Cohen & Steers Low Duration Preferred and Income Fund:
Class A	2.10%	–1.20%
Class C	1.74%	–1.88%
Class F	2.16%	–0.96%
Class I	2.28%	–0.95%
Class R	2.01%	–1.46%
Class Z	2.17%	–1.06%
ICE BofA 1-3 Year U.S. Corporate Index[a]	3.55%	1.69%
Blended Benchmark—65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year U.S. Corporate Index[a]	3.06%	–1.29%
S&P 500 Index[a]	8.63%	2.66%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]

The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years. The ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with issuer exposure capped at 8%, and with a remaining term to final maturity of one year or more, but less than five years. The ICE BofA 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferred securities had a negative total return in the 12 months ended April 30, 2023, in what was a volatile period for fixed income investments. Initial concerns regarding central banks tightening monetary policy gave way to a more optimistic tone in the fall of 2022 as headline inflation appeared to slow, raising expectations that the steepest rate-hiking cycle in more than 40 years could soon draw to a close. However, in the first quarter of 2023, preferred securities (including low-duration issues) came under selling pressure due to concerns in the banking sector (as banks are the predominant issuers of preferred securities).

The period saw the yield curve invert as the Federal Reserve and other central banks moved away from near-zero interest rate policies given the improving economy. Shorter-dated maturities rose faster than the long end of the maturity spectrum. The 2-year U.S. Treasury note yield climbed sharply from 2.7% peaking at 4.7% in October before drifting lower to 4.0% by period-end. The 10-year U.S. Treasury note yield rose from around 2.9% to 4.2% before settling at approximately 3.4%. In this environment, low-duration preferred securities declined and underperformed 10-year U.S. Treasuries, shorter-term investment-grade corporates and high-yield bonds.

Fund Performance

The Fund had a negative total return in the period and underperformed the ICE BofA 1–3 Year U.S. Corporate Index. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. The Fund’s primary objective is to provide high current income, and its secondary objective is to provide capital preservation; we believe this is consistent with the benchmark over time. However, to meet its objectives, the Fund invests in low-duration preferred securities as well as shorter-term corporate bonds.

In the U.S., the sudden collapses of Silicon Valley Bank (SVB) and Signature Bank in March raised concerns about contagion risk. The banks had a preponderance of uninsured deposits and/or significant exposure to depositors in the technology sector that faced significant cash flow challenges. The banks could not raise capital amid substantial deposit outflows, which forced regulators to intervene. On May 1, First Republic Bank was placed into receivership despite a group of larger banks previously funneling $30 billion into the institution; its assets were sold to JPMorgan Chase.

Financial regulators took swift action to stem contagion risk across the U.S. banking industry. The Fed established an emergency loan program, accepting as collateral U.S. Treasuries and certain other high-quality securities at par value—even if the securities have been marked down. The Fed and other central banks also assured that funding would remain readily available in the global banking system. The FDIC said it would fully guarantee depositors in the failed banks, even above the normal $250,000 threshold. Liquidity concerns continued to ease on healthy first-quarter earnings and other reports

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

showing stabilizing deposit funding. Asset quality remained near a historically high level, although banks did increase reserves in preparation for higher capital requirements (given recent events) and macro uncertainty.

The Fund’s allocation to U.S. bank preferreds contributed to its underperformance versus the benchmark. This included investment in a pair of issues from Silicon Valley Bank.

In Europe, struggling Credit Suisse was acquired by rival UBS in March. In brokering the deal, the Swiss government took the unusual step of completely writing down the nominal value ($17 billion) of all Credit Suisse Additional Tier 1 (AT1) bonds, also known as contingent convertible securities (CoCos), which added to pressures in the preferred securities market. (Subsequently, with the AT1 bonds written down before the common equity, lawsuits have been filed, and a secondary market for ownership claims has arisen, which may allow for a partial recovery of the preferreds’ value.).

Credit Suisse was a clear outlier among European banks; although it appeared to be on the mend, the company had made material management missteps in recent years that left it weakened and unprofitable. Other European banks are not faced with the vulnerabilities that plagued Credit Suisse. Overall, the sector displays the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration—unlike in the U.S., where loans are fixed and long—so loan yields do a better job keeping up with deposit yields. On the deposit side, European bank deposits tend to be stickier, and the money market fund industry is not as developed. Additionally, regulators elsewhere in Europe have reassured markets that their actions in circumstances similar to those of Credit Suisse, should they arise, would be guided by an established framework in which “common equity instruments are the first ones to absorb losses, and only after their full use would Additional Tier 1 be required to be written down.”

The Fund’s allocations to non-U.S. banks detracted from relative performance. This included an investment in an issue from Credit Suisse that was written down.

Insurance was a top-performing preferreds sector in the year. Property & casualty insurance companies enjoyed significant premium growth given the recovering economy, and life insurers benefited from the declining impact of COVID-19. The Fund’s allocations to insurance company securities contributed modestly to relative performance.

Real estate sector fundamentals were generally healthy amid resilient demand for most property types and relatively limited new supply. Subsectors with well-defined cash flows, particularly self storage, free standing and industrial, outperformed. The office subsector was among the worst performers given an uncertain demand outlook, a more challenging financing environment, and pressure from the underperformance experienced by both office debt and equity securities. The Fund’s allocations to real estate preferreds and bonds detracted from relative performance.

The utilities and telecommunication services sectors performed roughly in line with 1- to 3-year corporate bonds. These capital-intensive sectors benefited from strong earnings results and a heightened investor focus on balance sheet quality. The Fund’s allocations to these sectors aided relative performance.

Impact of Derivatives on Fund Performance

The Fund used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed to the Fund’s total return for the 12-month period ended April 30, 2023.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund used total return swaps with the intention of managing credit risk. The swaps had no impact on the Fund’s total return for the 12 months ended April 30, 2023.

The Fund used equity index options with the intention of managing risk on a portion of the portfolio’s holdings. The equity index options did not have a material impact on the Fund’s total return for the twelve months ended April 30, 2023.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended April 30, 2023

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–3.18%[a]	–2.86%[d]	—	—	—	—
1 Year (without sales charge)	–1.20%	–1.88%	–0.96%	–0.95%	–1.46%	–1.06%
5 Years (with sales charge)	1.29%[a]	1.00%	—	—	—	—
5 Years (without sales charge)	1.70%	1.00%	—	2.00%	1.48%	1.95%
Since Inception (with sales charge)[e]	2.14%[a]	1.71%	—	—	—	—
Since Inception (without sales charge)[e]	2.41%	1.71%	0.98%	2.72%	2.20%	2.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2022 prospectus were as follows: Class A—1.10% and 0.95%; Class C—1.75% and 1.60%; Class F—0.75% and 0.60%; Class I—0.80% and 0.60%; Class R—1.25% and 1.10%; and Class Z—0.75% and 0.60%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2024, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]	Reflects a 2.00% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	The Blended Benchmark consists of 65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year U.S. Corporate Index.
[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception dates: November 30, 2015 for Class A, C, I, R and Z shares and June 3, 2020 for Class F shares.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022—April 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period[a] November 1, 2022— April 30, 2023
Class A
Actual (2.10% return)	$1,000.00	$1,021.00	$4.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.38	$4.46

Class C
Actual (1.74% return)	$1,000.00	$1,017.40	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.86	$8.00

Class F
Actual (2.16% return)	$1,000.00	$1,021.60	$3.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

Class I
Actual (2.28% return)	$1,000.00	$1,022.80	$3.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

Class R
Actual (2.01% return)	$1,000.00	$1,020.10	$5.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

Class Z
Actual (2.17% return)	$1,000.00	$1,021.70	$3.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 0.89%, 1.60%, 0.60%, 0.60%, 1.10% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

April 30, 2023

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Charles Schwab Corp./The, 5.375%, Series G	$54,325,621	2.8
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	39,092,716	2.0
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)	37,914,464	1.9
Wells Fargo & Co., 3.90%, Series BB	34,745,618	1.8
Prudential Financial, Inc., 5.625%, due 6/15/43	34,484,687	1.8
Bank of America Corp., 6.10%, Series AA	33,418,971	1.7
Bank of America Corp., 6.50%, Series Z	32,534,119	1.7
JPMorgan Chase & Co., 6.75%, Series S	30,382,520	1.6
BNP Paribas SA, 7.75%, 144A (France)	30,257,000	1.5
Dai-ichi Life Insurance Co., Ltd./The, 5.10%, 144A (Japan)	28,391,724	1.5

[a]

Top ten holdings (excluding derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2023

		Shares	Value

PREFERRED SECURITIES—EXCHANGE-TRADED	2.2%
BANKING	0.2%
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		161,132	$4,049,247

INSURANCE	0.8%
Athene Holding Ltd., 7.75% to 12/30/27, Series Ea,b		197,460	4,881,211
Lincoln National Corp., 9.00%, Series Db		235,500	6,210,135
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[a]		151,957	3,988,871

			15,080,217

PIPELINES	0.1%
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b		94,621	2,187,638

UTILITIES	1.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[a]		134,649	3,118,471
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[a]		353,487	8,087,783
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		441,514	11,015,774

			22,222,028

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$45,880,047)			43,539,130

		Principal Amount

PREFERRED SECURITIES—OVER-THE-COUNTER	75.1%
BANKING	46.9%
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,c,d]		$5,200,000	5,020,262
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		33,971,000	33,418,971
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b		4,530,000	4,403,442
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		20,690,000	20,278,269
Bank of America Corp., 6.30% to 3/10/26, Series DDa,b		7,135,000	7,220,988
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		32,553,000	32,534,119
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Ga,b		2,129,000	2,078,436
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,b]		11,985,000	10,995,548
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[a]		9,600,000	9,850,099
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,c]		3,200,000	2,752,480

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

	Principal Amount		Value

Barclays PLC, 6.375% to 12/15/25 (United Kingdom)[a,b,c,d]	$1,000,000		$1,074,598
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,c]	12,400,000		11,468,760
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[a,b,c]	23,800,000		20,905,920
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[a,b,c,d]	10,200,000		11,819,444
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)[a,b,c]	3,000,000		3,410,030
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,c,e]	3,700,000		3,539,605
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,e]	8,000,000		7,710,964
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[a,b,c,e]	31,600,000		30,257,000
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)[a,b,c,e]	5,800,000		5,979,220
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b]	29,362,000		28,240,714
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b	29,779,000		25,014,956
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b	56,774,000		54,325,621
Citigroup, Inc., 3.875% to 2/18/26[a,b]	15,628,000		13,381,475
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b	21,592,000		20,269,872
Citigroup, Inc., 7.375% to 5/15/28[a,b]	10,790,000		10,682,100
Citigroup, Inc., 9.094% (3 Month US LIBOR + 4.23%) (FRN)[b,f]	9,388,000		9,411,470
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), Series 0 (FRN)[b,f]	17,415,000		17,406,293
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b	4,250,000		3,857,731
CoBank ACB, 6.25% to 10/1/26, Series Ia,b	1,300,000		1,226,940
CoBank ACB, 6.45% to 10/1/27, Series Ka,b	9,540,000		9,014,558
Comerica Bank, 4.00%, due 7/27/25, Series BKNT	590,000		532,382
Comerica, Inc., 5.625% to 7/1/25[a,b]	1,884,000		1,594,946
Corestates Capital II, 5.91% (3 Month US LIBOR + 0.65%), due 1/15/27, 144A (FRN) (TruPS)[e,f]	15,000,000		13,957,114
Corestates Capital III, 5.434% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (FRN) (TruPS)[e,f]	24,981,000		23,246,200
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e]	22,797,000		21,931,854
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e]	25,800,000		25,429,125
Credit Suisse Group AG, 7.50% to 7/17/23, 144A Claim, (Switzerland)[a,b,c,e,g,h]	11,510,000		431,625
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,b,e	7,425,000		6,534,000
First Horizon Bank, 6.048% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)[b,e,f]	2,000	†	1,590,000

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

	Principal Amount	Value

First Maryland Capital II, 5.664% (3 Month US LIBOR + 0.85%), due 2/1/27 (FRN) (TruPS)[f]	$10,000,000	$9,141,594
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b	7,779,000	7,534,891
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)[a,b,c]	8,800,000	8,756,000
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series Ga,b	5,252,000	4,358,635
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,c]	11,600,000	10,111,603
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,c]	7,600,000	7,033,454
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,c,d]	8,200,000	7,727,762
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)[a,b,c,d]	9,400,000	8,595,125
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,e]	5,400,000	4,926,824
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b	30,400,000	30,382,520
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[a,b,c,d]	6,200,000	5,315,117
KeyCorp Capital I, 5.917% (3 Month US LIBOR + 0.74%), due 7/1/28 (FRN) (TruPS)[f]	17,390,000	15,488,541
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,c]	7,000,000	6,741,630
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,c]	16,100,000	15,304,499
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)[a,b,c]	12,600,000	11,554,200
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,c]	10,800,000	10,150,920
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,c]	13,651,000	13,530,394
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,e]	6,000,000	5,648,820
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Va,b	9,458,000	8,930,315
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series Wa,b	8,690,000	7,986,110
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%), Series O (FRN)[b,f]	14,786,000	14,763,071
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[a,b,c,d]	5,600,000	5,194,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,c,e]	18,800,000	18,008,520

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,c,e]		$8,600,000	$8,031,282
Societe Generale SA, 9.375% to 11/22/27, 144A (France)[a,b,c,e]		9,600,000	9,138,240
Swedbank AB, 7.625% to 3/17/28 (Sweden)[a,b,c,d]		2,400,000	2,245,099
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[a]		12,600,000	12,864,978
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b		28,494,000	26,844,197
Truist Financial Corp., 5.516% (3 Month US LIBOR + 0.65%), due 3/15/28 (FRN) (TruPS)[f]		20,003,000	18,119,944
Truist Financial Corp., 5.53% (3 Month US LIBOR + 0.67%), due 5/15/27, Series A (FRN) (TruPS)[f]		4,150,000	3,811,839
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,c,d]		8,300,000	7,521,875
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,c,e]		16,050,000	15,087,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,c,d]		4,000,000	3,801,416
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b		39,900,000	34,745,618
Wells Fargo & Co., 5.76% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)[f]		12,920,000	11,891,073
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		10,900,000	10,689,848

			914,774,085

FINANCIAL SERVICES	0.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Aa,e		5,035,000	4,258,950
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Aa,e		470,000	357,561

			4,616,511

INSURANCE	14.1%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Aa,e		14,230,000	12,909,948
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,e]		28,850,000	28,391,724
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[a]		7,480,000	5,395,150
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,b		8,627,000	7,883,409
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,d]		13,946,000	13,934,146
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Aa,e		8,804,000	7,046,885

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

Hartford Financial Services Group, Inc./The, 6.989% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)[e,f]		$14,781,000	$12,083,468
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Aa,e		4,504,000	3,637,948
Lincoln National Corp., 9.25% to 12/1/27, Series Ca,b		5,782,000	5,832,593
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[a,e]		17,280,000	17,041,916
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[a,e]		38,600,000	37,914,464
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[a]		11,959,000	11,439,899
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45[a]		3,812,000	3,626,827
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a]		34,494,000	34,484,687
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,e]		8,700,000	8,236,155
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[a,d]		11,661,000	11,570,614
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[a,e]		25,995,000	26,057,131
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,e		9,770,000	5,712,421
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[a,e]		21,600,000	21,581,070

			274,780,455

PIPELINES	1.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[a]		3,500,000	3,273,666
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[a]		4,369,000	3,948,770
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[a]		7,850,000	7,791,125
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a]		23,319,000	22,135,561

			37,149,122

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

REAL ESTATE	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,e]		$13,500,000	$12,168,225

TELECOMMUNICATIONS	1.2%
AT&T, Inc., 2.875% to 3/2/25, Series Ba,b		6,000,000	6,074,127
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[a,d]		18,200,000	17,819,256

			23,893,383

UTILITIES	10.2%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[a]		15,516,000	12,566,220
American Electric Power Co., Inc., 2.031%, due 3/15/24		13,000,000	12,594,963
Dominion Energy, Inc., 3.071%, due 8/15/24		14,541,000	14,145,736
Dominion Energy, Inc., 4.35% to 1/15/27, Series Ca,b		15,640,000	13,215,800
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b		5,552,000	4,853,444
Edison International, 5.00% to 12/15/26, Series Ba,b		7,115,000	6,099,798
Edison International, 5.375% to 3/15/26, Series Aa,b		9,173,000	8,191,719
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,e]		5,500,000	5,316,774
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)[a,b,d]		9,000,000	10,110,003
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)[a,b,d]		2,200,000	2,374,485
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a]		40,885,000	39,092,716
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)[a,b,d]		3,000,000	3,339,153
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,e]		19,000,000	19,002,577
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[a]		14,580,000	11,833,374
Sempra Energy, 4.875% to 10/15/25[a,b]		25,980,000	24,495,566
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Aa		6,951,000	5,932,516
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Ba		6,740,000	6,349,754

			199,514,598

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (IDENTIFIED COST—$1,595,176,249)			1,466,896,379

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

CORPORATE BONDS	21.5%
AUTO	0.2%
General Motors Financial Co., Inc., 3.80%, due 4/7/25		$4,500,000	$4,373,741

BANKING	0.6%
BGC Partners, Inc., 3.75%, due 10/1/24		6,000,000	5,790,976
Comerica, Inc., 4.00%, due 2/1/29		5,986,000	5,124,126

			10,915,102

FINANCIAL SERVICES	1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, due 10/29/24 (Ireland)		8,120,000	7,595,522
BGC Partners, Inc., 4.375%, due 12/15/25		4,000,000	3,761,679
National Rural Utilities Cooperative Finance Corp., 1.00%, due 10/18/24, Series D		8,020,000	7,548,017
National Rural Utilities Cooperative Finance Corp., 1.875%, due 2/7/25, Series MTN		11,920,000	11,354,400

			30,259,618

HEALTH CARE	0.3%
Amgen, Inc., 5.507%, due 3/2/26		5,000,000	5,020,521

PIPELINES	0.4%
Enbridge, Inc., 1.60%, due 10/4/26 (Canada)		5,940,000	5,384,458
Enbridge, Inc., 2.15%, due 2/16/24 (Canada)		2,000,000	1,948,871

			7,333,329

REAL ESTATE	8.7%
Alexandria Real Estate Equities, Inc., 3.80%, due 4/15/26		4,000,000	3,863,291
American Tower Corp., 1.45%, due 9/15/26		5,000,000	4,465,420
CubeSmart LP, 4.00%, due 11/15/25		7,789,000	7,618,414
Equinix, Inc., 1.00%, due 9/15/25		3,000,000	2,724,934
Equinix, Inc., 2.625%, due 11/18/24		10,046,000	9,663,396
Federal Realty Investment Trust, 3.95%, due 1/15/24		9,200,000	9,101,724
Hudson Pacific Properties LP, 5.95%, due 2/15/28		2,300,000	1,796,612
Kilroy Realty LP, 3.45%, due 12/15/24		22,569,000	21,562,217
Kimco Realty OP LLC, 2.70%, due 3/1/24		6,459,000	6,296,183
Kimco Realty OP LLC, 3.85%, due 6/1/25		5,550,000	5,313,937
Kimco Realty OP LLC, 4.45%, due 1/15/24		2,362,000	2,329,476
National Retail Properties, Inc., 3.90%, due 6/15/24		3,760,000	3,699,519

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28, 144Ae		$7,695,000	$5,714,268
Newmark Group, Inc., 6.125%, due 11/15/23		7,000,000	6,968,675
Realty Income Corp., 4.60%, due 2/6/24		2,000,000	1,998,454
Realty Income Corp., 4.875%, due 6/1/26		6,996,000	7,003,736
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24		10,200,000	9,982,779
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		6,600,000	6,529,116
Sabra Health Care LP, 5.125%, due 8/15/26		8,433,000	8,008,368
VICI Properties LP/VICI Note Co., Inc., 3.50%, due 2/15/25, 144Ae		13,799,000	13,275,535
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27, 144Ae		6,500,000	6,082,992
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144Ae		2,650,000	2,528,358
Welltower OP LLC, 4.00%, due 6/1/25		9,344,000	9,115,874
Welltower OP LLC, 4.50%, due 1/15/24		6,289,000	6,230,148
WP Carey, Inc., 4.60%, due 4/1/24		7,610,000	7,499,613

			169,373,039

TELECOMMUNICATIONS	1.5%
T-Mobile USA, Inc., 2.25%, due 2/15/26		6,420,000	5,980,419
T-Mobile USA, Inc., 2.625%, due 4/15/26		10,000,000	9,388,558
T-Mobile USA, Inc., 3.50%, due 4/15/25		4,500,000	4,379,853
Verizon Communications, Inc., 5.964% (3 Month US LIBOR + 1.10%), due 5/15/25 (FRN)[f]		8,711,000	8,771,731

			28,520,561

UTILITIES	8.3%
DTE Energy Co., 2.529%, due 10/1/24, Series C		5,900,000	5,683,389
DTE Energy Co., 4.22%, due 11/1/24		11,180,000	11,020,719
Duke Energy Corp., 5.00%, due 12/8/25		2,000,000	2,014,173
East Ohio Gas Co./The, 1.30%, due 6/15/25, 144Ae		4,270,000	3,940,668
Emera US Finance LP, 0.833%, due 6/15/24 (Canada)		5,800,000	5,497,035
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)[e]		1,400,000	1,503,430

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

		Principal Amount	Value

Enel Finance International NV, 4.25%, due 6/15/25, 144A (Italy)[e]		$7,500,000	$7,369,379
Enel Finance International NV, 4.625%, due 6/15/27, 144A (Italy)[e]		14,000,000	13,773,345
Enel Finance International NV, 6.80%, due 10/14/25, 144A (Italy)[e]		5,000,000	5,183,246
Georgia Power Co., 2.20%, due 9/15/24, Series A		4,000,000	3,852,179
NextEra Energy Capital Holdings, Inc., 4.255%, due 9/1/24		24,500,000	24,274,726
NextEra Energy Capital Holdings, Inc., 4.45%, due 6/20/25		2,620,000	2,607,574
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25		10,950,000	11,137,514
Southern California Edison Co., 1.10%, due 4/1/24		9,250,000	8,887,618
Southern California Edison Co., 4.20%, due 6/1/25, Series C		8,880,000	8,778,451
Southern California Edison Co., 5.85%, due 11/1/27		4,000,000	4,208,908
Southern Co./The, 4.475%, due 8/1/24		17,800,000	17,609,539
Southern Co./The, 5.113%, due 8/1/27		9,900,000	9,988,775
WEC Energy Group, Inc., 4.75%, due 1/9/26		13,635,000	13,686,274
WEC Energy Group, Inc., 5.00%, due 9/27/25		2,000,000	2,011,755

			163,028,697

TOTAL CORPORATE BONDS (Identified cost—$435,454,016)			418,824,608

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,076,510,312)	98.8%		1,929,260,117
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2		23,181,787

NET ASSETS	100.0%		$1,952,441,904

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount		Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas		$4,005,208	0.25%	Monthly	BNPXCHY5 Index[i]	Short	5/15/24	$(14,886)	$(4,005)	$(18,891)
BNP Paribas	EUR	3,709,778	0.30%	Monthly	BNPXCEX5 Index[j]	Short	5/15/24	(11,952)	(4,499)	(16,451)
								$(26,838)	$(8,504)	$(35,342)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	11,127,731	USD	12,114,983	5/3/23	$(146,668)
Brown Brothers Harriman	GBP	20,640,657	USD	25,538,066	5/3/23	(402,087)
Brown Brothers Harriman	USD	12,272,107	EUR	11,127,731	5/3/23	(10,455)
Brown Brothers Harriman	USD	25,952,943	GBP	20,640,657	5/3/23	(12,791)
Brown Brothers Harriman	EUR	10,980,641	USD	12,129,875	6/2/23	9,388
Brown Brothers Harriman	GBP	21,304,689	USD	26,803,642	6/2/23	11,402
						$(551,211)

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Security converts to floating rate after the indicated fixed-rate coupon period.
[b]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[c]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $336,154,667 or 17.2% of the net assets of the Fund.

[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $117,462,355 which represents 6.0% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $482,535,831 which represents 24.7% of the net assets of the Fund, of which 0.0% are illiquid.

[f]	Variable rate. Rate shown is in effect at April 30, 2023.
[g]	Security is in default.
[h]	Non-income producing security.
[i]	The index intends to track the performance of the CDX.NA HY.
[j]	The index intends to track the performance of the iTraxx Crossover CDS.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023

Country Summary	% of Net Assets
United States	58.8
United Kingdom	8.4
France	7.6
Canada	7.5
Japan	6.1
Australia	3.0
Italy	2.8
Netherlands	1.7
Switzerland	1.6
Other	2.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023

ASSETS:
Investments in securities, at value (Identified cost—$2,076,510,312)	$1,929,260,117
Cash	44,933
Foreign currency, at value (Identified cost—$655,962)	666,634
Receivable for:
Dividends and interest	23,687,012
Fund shares sold	4,088,948
Investment securities sold	4,031,672
Unrealized appreciation on forward foreign currency exchange contracts	20,790
Other assets	29,732

Total Assets	1,961,829,838

LIABILITIES:
Total return swap contracts, at value (Premiums paid—$8,504)	26,838
Unrealized depreciation on forward foreign currency exchange contracts	572,001
Payable for:
Fund shares redeemed	4,948,776
Dividends declared	2,199,709
Investment advisory fees	733,713
Shareholder servicing fees	469,613
Administration fees	81,154
Distribution fees	9,663
Directors’ fees	8,503
Other liabilities	337,964

Total Liabilities	9,387,934

NET ASSETS	$1,952,441,904

NET ASSETS consist of:
Paid-in capital	$2,348,911,476
Total distributable earnings/(accumulated loss)	(396,469,572)

$1,952,441,904

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2023

CLASS A SHARES:
NET ASSETS	$181,926,587
Shares issued and outstanding ($0.001 par value common stock outstanding)	20,517,330

Net asset value and redemption price per share	$8.87

Maximum offering price per share ($8.87 ÷ 0.98)[a]	$9.05

CLASS C SHARES:
NET ASSETS	$56,477,880
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,384,310

Net asset value and offering price per share[b]	$8.85

CLASS F SHARES:
NET ASSETS	$49,900,459
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,650,118

Net asset value, offering and redemption price per share	$8.83

CLASS I SHARES:
NET ASSETS	$1,663,807,706
Shares issued and outstanding ($0.001 par value common stock outstanding)	188,300,036

Net asset value, offering and redemption price per share	$8.84

CLASS R SHARES:
NET ASSETS	$289,243
Shares issued and outstanding ($0.001 par value common stock outstanding)	32,582

Net asset value, offering and redemption price per share	$8.88

CLASS Z SHARES:
NET ASSETS	$40,029
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,539

Net asset value, offering and redemption price per share	$8.82

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2023

Investment Income:
Interest income	$100,939,908
Dividend income	4,462,708

Total Investment Income	105,402,616

Expenses:
Investment advisory fees	16,065,376
Distribution fees and service fees—Class A (See Note 2)	675,876
Distribution fees and service fees—Class C (See Note 2)	655,028
Distribution fees and service fees—Class R (See Note 2)	1,467
Shareholder servicing fees—Class I (See Note 2)	1,391,833
Administration fees	1,438,377
Shareholder reporting expenses	228,379
Transfer agent fees and expenses	225,930
Registration and filing fees	191,206
Professional fees	124,351
Directors’ fees and expenses	97,494
Custodian fees and expenses	30,568
Miscellaneous	122,510

Total Expenses	21,248,395
Reduction of Expenses (See Note 2)	(5,086,447)

Net Expenses	16,161,948

Net Investment Income (Loss)	89,240,668

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(111,945,556)
Forward foreign currency exchange contracts	5,884,819
Foreign currency transactions	(98,199)

Net realized gain (loss)	(106,158,936)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(16,909,070)
Swap contracts	(35,342)
Forward foreign currency exchange contracts	(3,521,144)
Foreign currency translations	77,801

Net change in unrealized appreciation (depreciation)	(20,387,755)

Net Realized and Unrealized Gain (Loss)	(126,546,691)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,306,023)

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$89,240,668	$76,738,770
Net realized gain (loss)	(106,158,936)	(8,639,423)
Net change in unrealized appreciation (depreciation)	(20,387,755)	(193,761,310)

Net increase (decrease) in net assets resulting from operations	(37,306,023)	(125,661,963)

Distributions to Shareholders:
Class A	(9,134,552)	(10,437,304)
Class C	(2,139,381)	(2,302,206)
Class F	(1,668,263)	(17,571)
Class I	(91,251,372)	(97,456,164)
Class R	(11,192)	(10,687)
Class Z	(13,316)	(88,621)
Tax Return of Capital to Shareholders:
Class A	(398,280)	(722,618)
Class C	(111,751)	(200,732)
Class F	(60,514)	(1,169)
Class I	(3,642,612)	(6,116,752)
Class R	(499)	(796)
Class Z	(631)	(5,797)

Total distributions	(108,432,363)	(117,360,417)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(810,940,264)	776,506,273

Total increase (decrease) in net assets	(956,678,650)	533,483,893
Net Assets:
Beginning of year	2,909,120,554	2,375,636,661

End of year	$1,952,441,904	$2,909,120,554

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended April 30,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.36	$10.14	$9.61	$9.94	$10.00

Income (loss) from investment operations:

Net investment income (loss)[a]	0.31	0.24	0.30	0.37	0.36

Net realized and unrealized gain (loss)	(0.42)	(0.64)	0.63	(0.28)	(0.00)[b]

Total from investment operations	(0.11)	(0.40)	0.93	0.09	0.36

Less dividends and distributions to shareholders from:

Net investment income	(0.36)	(0.36)	(0.40)	(0.42)	(0.42)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.38)	(0.38)	(0.40)	(0.42)	(0.42)

Net increase (decrease) in net asset value	(0.49)	(0.78)	0.53	(0.33)	(0.06)

Net asset value, end of year	$8.87	$9.36	$10.14	$9.61	$9.94

Total return[c,d]	–1.20%	–4.14%	9.80%	0.82%	3.77%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$181.9	$280.7	$237.5	$189.6	$135.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.04%	1.05%	1.05%	1.06%	1.06%

Expenses (net of expense reduction)	0.89%	0.91%	0.90%	0.89%	0.84%

Net investment income (loss) (before expense reduction)	3.21%	2.30%	2.81%	3.51%	3.41%

Net investment income (loss) (net of expense reduction)	3.36%	2.44%	2.96%	3.68%	3.63%

Portfolio turnover rate	31%	44%	44%	53%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended April 30,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.34	$10.12	$9.59	$9.92	$9.98

Income (loss) from investment operations:

Net investment income (loss)[a]	0.24	0.17	0.23	0.30	0.29
Net realized and unrealized gain (loss)	(0.41)	(0.64)	0.63	(0.28)	0.01

Total from investment operations	(0.17)	(0.47)	0.86	0.02	0.30

Less dividends and distributions to shareholders from:

Net investment income	(0.30)	(0.29)	(0.33)	(0.35)	(0.36)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.32)	(0.31)	(0.33)	(0.35)	(0.36)

Net increase (decrease) in net asset value	(0.49)	(0.78)	0.53	(0.33)	(0.06)

Net asset value, end of year	$8.85	$9.34	$10.12	$9.59	$9.92

Total return[b,c]	–1.88%	–4.82%	9.04%	0.12%	3.06%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$56.5	$75.2	$77.2	$68.9	$55.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.75%	1.75%	1.75%	1.76%	1.77%

Expenses (net of expense reduction)	1.60%	1.60%	1.60%	1.59%	1.55%

Net investment income (loss) (before expense reduction)	2.53%	1.60%	2.13%	2.81%	2.73%

Net investment income (loss) (net of expense reduction)	2.68%	1.75%	2.28%	2.98%	2.95%

Portfolio turnover rate	31%	44%	44%	53%	52%

[a]	Calculation based on average shares outstanding.
[b]	Does not reflect sales charges, which would reduce return.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
	For the Year Ended April 30,		For the Period June 3, 2020[a] through April 30, 2021
Per Share Operating Data:	2023	2022
Net asset value, beginning of period	$9.33	$10.12	$9.74

Income (loss) from investment operations:

Net investment income (loss)[b]	0.36	0.27	0.27
Net realized and unrealized gain (loss)	(0.45)	(0.65)	0.51

Total from investment operations	(0.09)	(0.38)	0.78

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.39)	(0.40)
Tax return of capital	(0.02)	(0.02)	—

Total dividends and distributions to shareholders	(0.41)	(0.41)	(0.40)

Net increase (decrease) in net asset value	(0.50)	(0.79)	0.38

Net asset value, end of period	$8.83	$9.33	$10.12

Total return[c]	–0.96%	–3.91%	8.09%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$49,900.5	$998.5	$322.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75%	0.75%	0.75%[e]

Expenses (net of expense reduction)	0.60%	0.60%	0.60%[e]

Net investment income (loss) (before expense reduction)	3.82%	2.63%	2.78%[e]

Net investment income (loss) (net of expense reduction)	3.97%	2.78%	2.93%[e]

Portfolio turnover rate	31%	44%	44%

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended April 30,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.34	$10.12	$9.60	$9.93	$10.00

Income (loss) from investment operations:

Net investment income (loss)[a]	0.33	0.27	0.33	0.40	0.39
Net realized and unrealized gain (loss)	(0.42)	(0.64)	0.62	(0.28)	(0.00)[b]

Total from investment operations	(0.09)	(0.37)	0.95	0.12	0.39

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.39)	(0.43)	(0.45)	(0.46)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.41)	(0.41)	(0.43)	(0.45)	(0.46)

Net increase (decrease) in net asset value	(0.50)	(0.78)	0.52	(0.33)	(0.07)

Net asset value, end of year	$8.84	$9.34	$10.12	$9.60	$9.93

Total return[c]	–0.95%	–3.81%	10.09%	1.18%	4.02%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$1,663.8	$2,551.2	$2,056.4	$1,374.2	$1,210.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.81%	0.80%	0.82%	0.82%	0.83%

Expenses (net of expense reduction)	0.60%	0.60%	0.60%	0.59%	0.55%

Net investment income (loss) (before expense reduction)	3.45%	2.54%	3.04%	3.75%	3.65%

Net investment income (loss) (net of expense reduction)	3.66%	2.74%	3.26%	3.98%	3.93%

Portfolio turnover rate	31%	44%	44%	53%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended April 30,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.38	$10.16	$9.62	$9.95	$10.01

Income (loss) from investment operations:

Net investment income (loss)[a]	0.29	0.22	0.28	0.35	0.34
Net realized and unrealized gain (loss)	(0.43)	(0.65)	0.64	(0.28)	(0.00)[b]

Total from investment operations	(0.14)	(0.43)	0.92	0.07	0.34

Less dividends and distributions to shareholders from:

Net investment income	(0.34)	(0.33)	(0.38)	(0.40)	(0.40)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.36)	(0.35)	(0.38)	(0.40)	(0.40)

Net increase (decrease) in net asset value	(0.50)	(0.78)	0.54	(0.33)	(0.06)

Net asset value, end of year	$8.88	$9.38	$10.16	$9.62	$9.95

Total return[c]	–1.46%	–4.34%	9.64%	0.59%	3.51%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$289.2	$310.9	$325.2	$297.3	$365.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.25%	1.25%	1.25%	1.26%	1.27%

Expenses (net of expense reduction)	1.10%	1.10%	1.10%	1.09%	1.05%

Net investment income (loss) (before expense reduction)	3.06%	2.10%	2.63%	3.32%	3.18%

Net investment income (loss) (net of expense reduction)	3.21%	2.25%	2.78%	3.49%	3.40%

Portfolio turnover rate	31%	44%	44%	53%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended April 30,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.33	$10.12	$9.60	$9.93	$10.00

Income (loss) from investment operations:

Net investment income (loss)[a]	0.30	0.28	0.31	0.39	0.39
Net realized and unrealized gain (loss)	(0.40)	(0.66)	0.64	(0.27)	(0.00)[b]

Total from investment operations	(0.10)	(0.38)	0.95	0.12	0.39

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.39)	(0.43)	(0.45)	(0.46)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.41)	(0.41)	(0.43)	(0.45)	(0.46)

Net increase (decrease) in net asset value	(0.51)	(0.79)	0.52	(0.33)	(0.07)

Net asset value, end of year	$8.82	$9.33	$10.12	$9.60	$9.93

Total return[c]	–1.06%	–3.91%	10.09%	1.18%	4.02%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$40.0	$752.1	$3,786.9	$218.6	$28.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75%	0.75%	0.75%	0.76%	0.77%

Expenses (net of expense reduction)	0.60%	0.60%	0.60%	0.59%	0.55%

Net investment income (loss) (before expense reduction)	3.15%	2.58%	2.92%	3.74%	3.71%

Net investment income (loss) (net of expense reduction)	3.30%	2.73%	3.07%	3.91%	3.93%

Portfolio turnover rate	31%	44%	44%	53%	52%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Over-the-counter (OTC) options and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$43,539,130	$—	$—	$43,539,130
Preferred Securities—Over-the-Counter	—	1,466,896,379	—	1,466,896,379
Corporate Bonds	—	418,824,608	—	418,824,608

Total Investments in Securities[a]	$43,539,130	$1,885,720,987	$—	$1,929,260,117

Forward Foreign Currency Exchange Contracts	$—	$20,790	$—	$20,790

Total Derivative Assets[a]	$—	$20,790	$—	$20,790

Forward Foreign Currency Exchange Contracts	$—	$(572,001)	$—	$(572,001)
Total Return Swap Contracts	—	(26,838)	—	(26,838)

Total Derivative Liabilities[a]	$—	$(598,839)	$—	$(598,839)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At April 30, 2023, the Fund did not have any option contracts outstanding.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended April 30, 2023, a portion of the dividends has been reclassified to tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and

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NOTES TO FINANCIAL STATEMENTS—(Continued)

applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

For the year ended April 30, 2023 and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended April 30, 2023, fees waived and/or expenses reimbursed totaled $5,086,447.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended April 30, 2023, the Fund incurred $1,235,798 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

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Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended April 30, 2023, the Fund has been advised that the distributor received $13,076, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $39,936 and $13,825 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $16,453 for the year ended April 30, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended April 30, 2023, totaled $734,569,701 and $1,438,603,724, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2023 and the effect of derivatives held during the year ended April 30, 2023, along with the respective location in the financial statements.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	—	$—	Total return swap contracts, at value	$26,838
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	20,790	Unrealized depreciation	572,001

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$—	$(35,342)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	5,884,819	(3,521,144)
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(537,683)	—

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At April 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swaps Contracts	$—	$26,838

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NOTES TO FINANCIAL STATEMENTS—(Continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of April 30, 2023:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
BNP Paribas	$26,838	$—	$—	$26,838

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s purchased option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the year ended April 30, 2023:

	Purchased Option Contracts[a,b]	Total Return Swap Contracts[b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$18,464,243	$8,093,014	$51,340,321

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for the period in which the Fund had option contracts and total return swap contracts outstanding. For option contracts, this represents the period March 24, 2023 through March 30, 2023 and for total return swap contracts, this represents the period April 28, 2023 through April 30, 2023.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended April 30,
	2023	2022
Ordinary income	$104,218,076	$110,312,553
Return of capital	4,214,287	7,047,864

Total dividends and distributions	$108,432,363	$117,360,417

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NOTES TO FINANCIAL STATEMENTS—(Continued)

As of April 30, 2023, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,098,296,511

Gross unrealized appreciation on investments	$2,321,206
Gross unrealized depreciation on investments	(171,325,393)

Net unrealized appreciation (depreciation) on investments	$(169,004,187)

As of April 30, 2023, the Fund has a net capital loss carryforward of $226,905,593 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $86,162,413 and long-term capital loss carryforward of $140,743,180, which under current federal income tax rules, may offset capital gains recognized in any future period. Additionally, the Fund incurred ordinary losses of $559,792 after December 31, 2022 that it has elected to treat as arising in the following fiscal year.

As of April 30, 2023, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $9,498,861 and total distributable earnings/(accumulated loss) was charged $9,498,861. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	6,843,371	$62,208,330	19,081,462	$191,104,457
Issued as reinvestment of dividends	806,513	7,309,657	836,473	8,277,415
Redeemed	(17,120,630)	(154,721,955)	(13,352,600)	(131,442,916)

Net increase (decrease)	(9,470,746)	$(85,203,968)	6,565,335	$67,938,956

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NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Class C:
Sold	1,561,054	$14,132,196	2,281,635	$22,818,083
Issued as reinvestment of dividends	168,962	1,526,954	165,530	1,636,716
Redeemed	(3,393,697)	(30,723,375)	(2,027,224)	(19,950,806)

Net increase (decrease)	(1,663,681)	$(15,064,225)	419,941	$4,503,993

Class F:
Sold	7,306,408	$66,360,876	100,816	$1,001,122
Issued as reinvestment of dividends	89,662	807,389	1,859	17,981
Redeemed	(1,852,929)	(16,563,967)	(27,516)	(277,236)

Net increase (decrease)	5,543,141	$50,604,298	75,159	$741,867

Class I:
Sold	125,650,902	$1,140,909,664	174,478,789	$1,726,482,767
Issued as reinvestment of dividends	7,962,547	71,967,479	7,805,743	77,034,231
Redeemed	(218,561,658)	(1,973,470,496)	(112,216,465)	(1,097,272,301)

Net increase (decrease)	(84,948,209)	$(760,593,353)	70,068,067	$706,244,697

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends	1,290	11,691	1,157	11,483
Redeemed	(1,864)	(17,096)	(22)	(217)

Net increase (decrease)	(574)	$(5,405)	1,135	$11,266

Class Z:
Sold	367	$3,326	30,830	$312,467
Issued as reinvestment of dividends	1,163	10,559	8,147	81,623
Redeemed	(77,617)	(691,496)	(332,665)	(3,328,596)

Net increase (decrease)	(76,087)	$(677,611)	(293,688)	$(2,934,506)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal

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NOTES TO FINANCIAL STATEMENTS—(Continued)

payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company’s preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to

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NOTES TO FINANCIAL STATEMENTS—(Continued)

the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund may continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the “Fund”) as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

June 26, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

TAX INFORMATION—2023 (Unaudited)

For the fiscal year ended April 30, 2023, for individual taxpayers, the Fund designates $77,686,486 as qualified dividend income eligible for reduced tax rates and $48,724,502 as interest related dividends. In addition, for corporate taxpayers, 37.74% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (“CSCM”), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (“CNS”). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—LPXAX
Class C—LPXCX
Class F—LPXFX
Class I—LPXIX
Class R—LPXRX
Class Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Low Duration

Preferred and

Income Fund

Annual Report April 30, 2023

LPXAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_ the_Funds.pdf . Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended April 30, 2023 and April 30, 2022 for professional services rendered by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$46,346	$44,564
Audit-Related Fees	$0	$0
Tax Fees	$6,301	$6,059
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2023	2022
Registrant	$6,301	$6,059
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: July 6, 2023